________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 14, 2004

          Bayview Financial Securities Company, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-104181	56-2336517
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4425 Ponce de Leon Boulevard, 4th Floor Coral Gables, Florida	33146
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (305) 341-5632

                                                  None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.(1)

The Registrant registered issuances of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-104181) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $548,484,000 in aggregate principal amount of Class A-IO, Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2  Bayview Financial Mortgage Pass-Through Certificates, Series 2004-D on December 14, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 6, 2004, as supplemented by the Prospectus Supplement dated November 19, 2004 (collectively, the “Prospectus”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of November 1, 2004 among Bayview Financial Securities Company, LLC, as depositor, Wachovia Bank, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer.  The “Certificates” consist of the following classes: Class A-IO, Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2, Class F, Class X, Class P and Class R.

The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”), the assets of which consist primarily of a pool of certain first lien, fixed and adjustable rate, fully amortizing and balloon loans secured by single-family residential, multifamily, commercial and mixed use properties (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $553,169,223 as of November 1, 2004, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

(1)  Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Pooling and Servicing Agreement, dated as of November 1, 2004, among Bayview Financial Securities Company, LLC, as Depositor, Wachovia Bank, National Association, as Trustee, and Wells Fargo Bank, N.A., as Master Servicer.

99.1

Servicing Agreement, dated as of November 1, 2004, between M&T Mortgage Corporation, as Servicer and Wachovia Bank, National Association, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYVIEW FINANCIAL SECURITIES COMPANY, LLC

By:   /s/ Stuart Waldman

        Name:  Stuart Waldman

        Title:    Vice President

Dated:         December 27, 2004

EXHIBIT INDEX

    Exhibit No.

Description

4.1

Pooling and Servicing Agreement, dated as of November 1, 2004, among Bayview Financial Securities Company, LLC, as Depositor, Wachovia Bank, National Association, as Trustee, and Wells Fargo Bank, N.A., as Master Servicer.

99.1

Servicing Agreement, dated as of November 1, 2004, between M&T Mortgage Corporation, as Servicer and Wachovia Bank, National Association, as Trustee.

Exhibit 4.1

Exhibit 99.1